UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

FARADAY FUTURE INTELLIGENT ELECTRIC INC.
(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

On August 21, 2025, Faraday Future Intelligent Electric Inc., a Delaware corporation (“FF” or the “Company) posted the following to its website:

Dear FFAI Stockholders, Faraday Future Intelligent Electric Inc. plans tD hDId an Special Meeting Df Stockholders an Sap 19, 2025. The Company recDmmends that all Faraday Future stDCkhDlders Df record as Df Aug 6, 2025, vote in favor of all proposals. FDr mare informatiDn regarding the Special Meeting Df Stockholders and the proposals, please click here. Vote FOR Proposal 1 Sha re Authorization Proposal • To increase the number of authDFized shares of the CDmpany s Common Stock from 65,225,672, fFDFFl 67,245,313 to 232,47D,985 (representing an increase Df approximately 39%), and increase the number of authorized shares of the Company's Preferred StDCk, by 5,031,D00 shares, fFDFFl 2,90D,0D0 to 7,931,000, SD that the total number Df authorized shares of the Company's CDmmon Stack and Preferred Stock will be increased from 80,t45,3J 3 shares tD 250,401,985 shares. Vote FOR Proposal 4 Amended 2021 P lan Proposal Vote FOR Proposal 2 Private PI acements Proposal • To approve, in accDrdance with Nasdaq Listing Rule 5635(d), the issuance of CDmmon StDCk to holders of certain cDnvertible notes and warrants • To approve an amendment to the Faraday Future Intelligent Electric Inc. Amended and Restated 2D21 StDck Incentive Plan (the “2021 Plan ƒ ) in order to increase the number of shares of Class A Common Stock available for issuance under the 2021 Plan by an additional 9,500,000 shares. Vote FOR Proposal 3 Name Change Proposal • To approve an amendment to the Company's Charter tD change the Company's name from Faraday Future Intelligent Electric Inc. to Faraday Future AI Electric Vehicle Inc. Vote FOR Proposal 5 Adjournment Proposal • To approve Dne or more adjournments Df the Special Meeting by the Company from time to ti me to permit further solicitation of pFDxies, if necessary DF apprDpriate, if sufficient votes are nDt represented at the Special Meeting tD approve one or more PFDpDSals at the ti me of such adjournment or if otherwise determined by the chairperson of the Special Meeting tD be necessary or appropriate. These Proposals are Critical to Faraday Future. Your Vote is Essential. The Special Meeting of Stockholders will be held on Sep 19, 2D25. Whether or nDt you plan to attend, yDur vote is crucial tD the future of Faraday Future. You can vote your shares an line, by telephone, or by mail Our Stockholders Drive Faraday Future. Vour Vote is Very Important, so Please Vote Your Shares Toda y!

How To Vote Your FFAI Shares

The voting process may vary depending on your broker. To learn how tD Cast your vote, please fDllow the steps based Dn yDur broker from the list below. If your brDker is not listed, select 'All Other BrDkers'.

Many brokers outside of the US dOn't allDw retail StDCkhDlders to vDte. Check with yDur broker if proxy vatsng is allowed.

Fidelity INVESTMENTS

Fidelity

To Cast yDur vote online, you ll need to search for a specific email in your inbox, which may be in your spam folder (same email address that is associated with yDur broker account)!

- Search far an email received in 2D25 using the following keywords! **"Fidelity.Investments.email@ shareholderdocs.fidelity.com"**
- Open the email and fallow described instructions to vDte.
- If you cannot locate this email, try follow the instructiDns below voting by mail, phone, PraxyVote.cDm Website or the QR Code below.

Robinhood

Robinhood

To Cast yDur vote online, you ll need to search for a specific email in your inbox, which may be in your spam folder (same email address that is associated with yDur broker account).

- Search far an email received in 2D25 using the following keywords! "noreply@robinhood.com Faraday Future'
- Open the email and click VOTE.
- If you cannot locate this email, try follow the instructiDns below voting by mail, phone, PraxyVote.cDm Website or the QR Code below.

Interactive Brokers LLC

• InteractiveBrokers

To Cast yDur vote online, you ll need to search for a specific email in your inbox, which may be in your spam folder (same email address that is associated with yDur broker account).

- Search far an email received in 2D25 using the following keywords! "interactivebrokers@proxydocs.com Faraday Future"
- Open the email and fallow described instructions.
- If you cannot locate this email, try follow the instructiDns below voting by mail, phone, PraxyVote.cDm Website or the QR Code below.

TD Ameritrade Clearings Inc.

TD Ameritrade

- LDg inta your brokerage account, use the keywords "Proxy Events" in the search bar and navigate tD proxy events. You may alSD COntact your brDkerage directly.
- Alternatively, search far a 6-digit control number in your postal mail. Visit www.proxyvate.com and submit your 16-digit contrDl number to vDte.
- You may also try voteng followsng the instructions below by mail, phone, ProxyVDte.com Website or the QR CDde belDw.

E@TRADE

E*TRADE Securities Inc.

To Cast yDur vote online, you ll need to search for a specific email in your inbox, which may be in your spam folder (same email address that is associated with yDur broker account).

- Search far an email received in 2D25 using the following keywords! **"id@proxyvote.com Faraday Future'**
- Open the email and fallow described instructions.
- You may also try voteng followsng the instructions below by mail, phone, ProxyVDte.com Website or the QR CDde belDw.

Merrill Lynch

M i
A BANK OF AMERICA COI\ PANY

To Cast yDur vote online, you ll need to search for a specific email in your inbox, which may be in your spam folder (same email address that is associated with yDur broker account).

- Search far an email received in 2D25 using the following keywords! **"id@proxyvote.com Faraday Future'**
- Open the email and fallow described instructions.
- You may also try voteng followsng the instructions below by mail, phone, ProxyVDte.com Website or the QR CDde belDw.

MorgagStanley VOTE ONLINE HIGHLY RECOMMEhIDED Charles Schwab & Co., LLC • LDg inta your brokerage account, use the keywords "Proxy Events" in the search bar and navigate tD proxy events. You may aISD COntact your brDkerage directly. • Alternatively, search far a 6 - dig it control number in your postal mail. Visit www.proxyvate.com and submit your 16 - digit contrDl number to vDte. • You may also try vote ng follows ng the instructions below by mail, phone, ProxyVDte. com Website or the QR CDde belDw. Vanguard Brokerage Services To Cast yDur vote online, you II need to search for a specific email in your inbox, which may be in your spam folder (same email address that is associated with yDur broker account). • Search far an email received in 2D25 using the following keywords! "id@proxyvote.com Faraday Future' • Open the email and fallow described instructions. • You may also try vote ng follows ng the instructions below by mail, phone, ProxyVDte. com Website or the QR CDde belDw. Morgan Stanley To Cast yDur vote online, you II need to search for a specific email in your inbox, which may be in your spam folder (same email address that is associated with yDur broker account). • Search far an email received in 2D25 using the following keywords! "id@proxyvote.com Faraday Future' • Open the email and fallow described instructions. • You may also try vote ng follows ng the instructions below by mail, phone, ProxyVDte. com Website or the QR CDde belDw. All Other Brokers To Cast yDur vote online, you II need to search for a specific email in your inbox, which may be in your spam folder (same email address that is associated with yDur broker account). Try searching for each of these three terms to see if yDu can lDcate an email from your broker sent i n 2025: • id@proxyvote.com Faraday Future • @proxydocs.com Faraday Future • @saytechnologies.com Faraday Future If you find an email, Dpen it and follow described instructions. If you cannot locate th is email, try follow the i nstructiDns below voting by mail, phone, PraxyVote.cDm Website or the QR Code below. Locate the web address Dn the voting instructiDn farm received in the mail, fDIIow the link in the email received, or follow the link to vote online below. 2 Locate the unique Control Number an the voting instruction form. 3 Access the designated voting website by entering your unique Control Number. 4. FDllow the instructions provided Please have yDur proxy ca Fd i n hand when accessing the website. There are easy - to - follDW directiDns tD help you complete the electronic voting instruction fDFFH Click Here to Vote VOTE WITH YOUR SMARTPHONE VDte by scanni ng the Quick Response Code or "g R CDde ƒ Dn the Proxy Card/VIF enclDsed. VOTE BY CALLING Call 1 - 8D0 - 690 - 690Z with a touch - tone phDne to vDte use ng an automated system. VOTE BY MAIL Mark, sign and date your ballot and return it in the pDstage - paid envelope provided Stockholders who need assistance voting DF have questions regarding the Annual Meeting may contact Faraday Future Intelligent Electric's proxy solicitor, Georgeson LLC. Phone:1 - 866 - 295 - 81 OF (toll - free within the United States) DF 1 - 781 - 575 - 2137 (outside of the United States) Email: Faraday@georgeson.cDFFi